UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 9, 2000

SPARTAN STORES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 000-31127

Michigan (State or Other Jurisdiction) of Incorporation or Organization)	38-0593940 (IRS Employer Identification No.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan (Address of Principal Executive Offices)	49518 (Zip Code)

Registrant's telephone number, including area code: (616) 878-2000

Item 5.     Other Events.

          Spartan Stores, Inc. presently intends to issue a news release announcing its 2001 second-quarter financial results on Tuesday, October 10, 2000, before the stock market opens. This news release will be distributed to a variety of news publications, news services and wire services, and will also be available at the company's website at www.spartanstores.com.

          A telephone conference call to discuss these results is scheduled for 10:00 a.m. eastern time on the same day. Jim Meyer, the company's Chairman and Chief Executive Officer, will host the call.

          A live webcast of this conference call will be available on the company's website: www.spartanstores.com. Simply click on "Investor Information" and follow the links to the live webcast. The webcast will remain available for replay on the company's website for approximately ten days.

Forward Looking Statements

        Spartan's discussion during this conference call may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identifiable by words or phrases indicating that Spartan Stores or management "expects," "anticipates," "projects," "estimates," "plans" or "believes" that a particular occurrence "may result" or "will likely result" or that a particular event "may occur" or "will likely occur" in the future, or similarly stated expectations. Forward-looking statements are necessarily statements of belief as to the expected outcomes of future events. You should not place undue reliance on these forward-looking statements, which speak only as of the date and time of the conference call. Actual results could materially differ from these expressed or implied by forward-looking statements. In addition to other risks and uncertainties described in the discussion on the conference call, in Spartan Stores' Annual Report on Form 10-K for the year ended March 25, 2000 and in other periodic reports filed with the Securities and Exchange Commission, there are many important factors that could cause actual results to be materially different from Spartan Stores' stated expectations, including but not limited to: competitive pressures among food retail and distribution companies; the integration of the business operations of the retail stores and other businesses acquired by Spartan Stores; future business acquisitions, including additional retail stores; unanticipated difficulties in the operation of the retail grocery segment, which is a new line of business; difficulties in assimilation of acquired personnel, operations, systems or procedures; inability to realize synergies in the amounts or within the time frame expected by management; adverse effects on existing business relationships with independent retail grocery store customers; unexpected difficulties in the retention or hiring of employees; unanticipated labor shortages, stoppages or disputes; business divestitures; increased transportation or fuel costs; and current or future lawsuits and administrative proceedings. Spartan Stores undertakes no obligation to update or revise these forward-looking statements to reflect events or conditions after the date of this discussion.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 9, 2000	SPARTAN STORES, INC. (Registrant)

By /s/David M. Staples
Vice President Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory for Registrant)